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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  WD-40 COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                  WD-40 COMPANY

                    P.O. BOX 80607, SAN DIEGO, CA 92138-0607




                                  ANNOUNCEMENT




DATE:             November 16, 1999

TO:               WD-40 Company Shareholders

FROM:             Maria Mitchell, Manager, Corporate Services

RE:               Annual Meeting of Shareholders


As you are aware, the 1999 Annual Meeting of Shareholders will be held at the Mission Valley Doubletree Hotel, in San Diego on December 14, 1999 at 2:00 p.m. However, we would like to bring to your attention that the address was erroneously listed in the 1999 Proxy Statement as 901 Camino del Rio South. The correct address is 7450 Hazard Center Drive, San Diego, California 92108. We apologize for any inconvenience resulting from this error.


1061 Cudahy Place, San Diego, CA 92110-3929
Tel 619/275.1400 Fax 619/275.5823